EXHIBIT 31.2

UST Inc.

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Robert T. D’Alessandro, Senior Vice President and Chief Financial Officer of UST Inc., certify that:

1.	I have reviewed this annual report on Form 10-K of UST Inc. (“Registrant”);

2.	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Registrant as of, and for, the periods presented in this annual report;

4.	Registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Registrant and have:

a.	designed such disclosure controls and procedures to ensure that material information relating to Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b.	evaluated the effectiveness of Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c.	disclosed in this report any change in Registrant’s internal control over financial reporting that occurred during Registrant’s most recent fiscal year that materially affected, or is reasonably likely to materially affect, Registrant’s internal control over financial reporting.

5.	Registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Registrant’s auditors and the audit committee of Registrant’s board of directors (or persons performing the equivalent functions):

a.	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Registrant’s ability to record, process, summarize and report financial information; and

b.	any fraud, whether or not material, that involves management or other employees who have a significant role in Registrant’s internal control over financial reporting.

6.	Registrant’s other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ ROBERT T. D’ALESSANDRO

Robert T. D’Alessandro
Senior Vice President and
Chief Financial Officer

March 19, 2004